MED-X, INC.
                             SUBSCRIPTION AGREEMENT

Med-X,  Inc.
2  West  46th  Street
2nd  Floor
New  York,  New  York  10036

     Re:     Receipt of Common Stock in connection with a Merger

Gentlemen:

     1.     Merger.  The  undersigned  hereby  agrees  to  accept  shares of the
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common  stock,  no  par  value per share (the "Shares") of Med-X, Inc., a Nevada corporation (the "Company") indicated below in accordance with the terms of that certain Plan And Agreement of Triangular Merger (the "Plan of Merger") between Med-X Systems, Inc., Cranston, Inc., a Nevada Corporation, and Cranston, Inc., a New York corporation, of even date herewith (the "Offering"). The Plan of Merger is expressly incorporated herein by reference for all purposes.

     The undersigned hereby irrevocably offers to receive ___ Shares in exchange for ___ shares of the undersigned owned in Cranston, Inc., a New York corporation.

     2.     Representations  and  Warranties  of  the Investor.  The undersigned
            --------------------------------------------------
represents  and  warrants  as  follows:

          (a) The undersigned has received information provided to him in writing by the Company, or information from books and records of the Company, as specified below. The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and/or his "Purchaser Representative" as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the books and records of the Company will be available, upon reasonable notice, for inspection by investors during reasonable business hours at the Company's principal place of business. The undersigned and/or his advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Offering, and all such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made and, to the extent oral information has been furnished to the undersigned or his advisers in connection with the Offering, such information was consistent with all written information furnished.

          (b) Specifically, the undersigned was provided with access to the Company's filings with the Securities and Exchange Commission, including the following:

               (i) The Company's annual report to stockholders for the most recent fiscal year, the definitive proxy statement filed in connection with that annual report, and, if requested by the undersigned in writing, a copy of the Company's most recent Form 10-KSB under the Securities Exchange Act of 1934, as amended.

               (ii) The information contained in an annual report on Form 10-KSB under the Exchange Act.

               (iii) The information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

               (iv) A brief description of the securities being offered, and any material changes in the Company's affairs that are not disclosed in the documents furnished.


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
          (c) The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

          (d) The undersigned recognizes that the Shares as an investment involves special risks, including those disclosed to the undersigned by the Company.

          (e) The undersigned understands that the Shares have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings. The undersigned understands that the Shares must be held indefinitely unless they are subsequently registered, or an exemption from such registration is available. The undersigned further understands that the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from registration.

          (f) The Shares are being received solely for his own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the Shares. The undersigned or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information made available to him in connection with the Offering to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

          (g) The undersigned, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to receive and hold the Shares.

          (h) All information which the undersigned has provided to the Company concerning himself, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Company with such information.

          (i) The undersigned understands and agrees that the following restrictions and limitations are applicable to his receipt and his resales, hypothecations or other transfers of the Shares pursuant to Regulation D under the Securities Act:

               (i) The undersigned agrees that the Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act, and the securities laws of any state or is exempt therefrom;

               (ii) A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the Shares:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO
     THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

               (iii) Stop transfer instructions to the transfer agent of the Shares have been or will be placed with respect to the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

               (iv) The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

          (j) The undersigned understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the Shares and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

          (k) The undersigned acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, that the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the Shares or of the overall financial performance of the Company.

          (l)     The  undersigned  acknowledges  that
_________________________________  (complete  if  applicable)  has  acted as the
"Purchaser Representative" as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment;
(ii) he has relied upon the advice of the Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and (iii) the Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser Representative or its affiliates and the Company or its affiliates.

          (m) The undersigned acknowledges that the Company has made available to him or the Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

          (n) The undersigned confirms that he has consulted with the Purchaser Representative, if any, or other personal advisers and that the Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and potential liabilities associated with his investment in the Shares. The undersigned represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature. In reaching the conclusion that he desires to acquire the Shares, the undersigned has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

          (o) The undersigned acknowledges that all information made available to him and/or the Purchaser Representative, if any, and/or personal advisers in connection with his investment in the Shares, including the information furnished to him, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

          (p) The undersigned is an "Accredited Investor" as defined in Rule 501(a) of the Securities Act.

     3.     Indemnification.  The  undersigned  agrees  to  indemnify  and  hold
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harmless  the  Company  and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this subscription, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.


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
     4.     Survival.  The  foregoing  representations,  warranties  and
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undertakings  are  made  with  the  intent  that  they  may  be  relied  upon in determining the undersigned's suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his receipt of the Shares. The undersigned hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Subscription Agreement, or any agreements hereunder, and that this Subscription Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned which are not materially adverse, and (b) the undersigned's death or disability.

     5.     Notices.  All  notices  or  other  communications  given  or  made
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hereunder  shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein.

     6.     Miscellaneous.
            -------------

          (a) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

          (b) Words of any gender used in this Subscription Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

          (c) In the event of any conflict between the terms of this Subscription Agreement or the Shares, the terms of this Subscription Agreement shall control.

          (d) This Subscription Agreement contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

          (e) This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Texas and all obligations hereunder shall be deemed performable in Houston, Texas.

     IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the ____ day of March, 2007.



                                               ---------------------------------
                                               (Signature)


                                               ---------------------------------
                                               (Print or Type Name)


                                               ---------------------------------
                                               Social Security Number


                                               ---------------------------------
                                               Address


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
Subscription  Accepted  this  ____  day  of  March,  2007.

MED-X,  INC.


By /s/ Alan Moadel
   --------------------------

    Alan  Moadel,  President


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